UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2008

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 A.M. Central Time on April 17, 2008.

SIMMONS FIRST ANNOUNCES RECORD EARNINGS

Pine Bluff, AR -- Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record first quarter 2008 earnings of $8.8 million, or $0.63 diluted earnings per share, an increase of $2.2 million, or $0.17 diluted earnings per share from the same period in 2007. This represents a 37% increase in diluted earnings per share over the comparable period in 2007.

“Needless to say, our first quarter earnings represent record levels, which require further explanation,” commented J. Thomas May, Chairman and Chief Executive Officer. “There were three significant events that positively impacted our Company, each related to our membership in Visa, Inc.”

First, as expected, during the first quarter the Company recorded a nonrecurring $0.05 increase in earnings per share related to the reversal of a $1.2 million contingent liability established during the fourth quarter of 2007. That contingent liability represented the Company’s pro-rata portion of Visa, Inc.’s (“Visa”) litigation liabilities, which was satisfied in conjunction with Visa’s initial public offering (“IPO”). Second, also as a result of Visa’s IPO, Simmons First received cash proceeds of $3.0 million on the mandatory partial redemption of its equity interest in Visa, benefiting the Company’s first quarter 2008 results by $1.8 million after-tax, or $0.13 per diluted common share. Lastly, associated with its membership in Visa, the Company received 110,308 class B shares of Visa. The class B shares have a restricted holding period and the Company will not recognize any gain until such time the shares are redeemed for cash.

Excluding both the Visa litigation reversal and the mandatory partial Visa stock redemption gain, the Company’s first quarter 2008 operating earnings were $6.3 million, or $0.45 diluted operating earnings per share, a $0.01 decrease from the same period in 2007.

“Considering the challenges in the national economy, we are very pleased with our first quarter results,” commented May. “The Visa IPO was very positive for Simmons First and its shareholders. The Company realized a first quarter gain of $3 million and the shares received from Visa will be of significant value in the future.”

The Company’s net interest income for the first quarter of 2008 increased 2.5% to $22.8 million compared to $22.2 million for 2007. Net interest margin decreased eight basis points to 3.80% from the first quarter of 2007 and 20 basis points from the fourth quarter of 2007. “The decrease in margin was primarily the result of a significant repricing of earning assets due to declining interest rates during the past 90 days, and our concentrated effort to grow core deposits,” added May.

The Company’s loan portfolio increased 2.4% to $1.84 billion at March 31, 2008. The growth was primarily attributable to increases in commercial loans, real estate loans and the credit card portfolio. More specifically, the credit card portfolio increased $25.2 million, or 18.9% compared to the prior year.

The allowance for loan losses as a percent of total loans was 1.38% as of March 31, 2008. Non-performing loans equaled 0.60% of total loans, unchanged from year end. The non-performing asset ratio was 79 basis points, up four basis points from year end. The allowance for loan losses was 229% of non-performing loans. The Company’s annualized net charge-offs to total loans for the first quarter of 2008 was 0.30%. Excluding credit cards, the annualized net charge-offs to total loans for the first quarter was 0.19%. Annualized net credit card charge-offs for the first quarter were 1.47%, more than 400 basis points below the most recently published credit card charge-off industry average.

Total assets for the Company were $2.9 billion and deposits were $2.3 billion at March 31, 2008. Stockholders’ equity increased 7.1% to $281 million at March 31, 2008 compared to $262 million at March 31, 2007. Book value per share increased 8.6% to $20.14 at March 31, 2008 compared to $18.54 at March 31, 2007.

Simmons First opened two new financial centers during the first quarter. In February the Company opened a new regional headquarters in Rogers for the Northwest Arkansas affiliate. In March, a new financial center in Little Rock – Midtown (near War Memorial Stadium and UAMS) began operations.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 89 offices, of which 85 are financial centers, in 48 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, April 17, 2008. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 41492911 and the recording will be available through the end of business April 24, 2008. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$86,891	$82,630	$85,370	$71,915	$71,513
Interest bearing balances due from banks	107,332	21,140	6,557	45,084	43,614
Federal funds sold	53,775	6,460	25,655	2,600	60,270
Cash and cash equivalents	247,998	110,230	117,582	119,599	175,397

Investment securities - held-to-maturity	182,194	190,284	180,206	178,841	181,901
Investment securities - available-for-sale	389,214	340,646	349,282	346,740	338,222
Mortgage loans held for sale	7,735	11,097	8,244	9,928	8,718
Assets held in trading accounts	5,806	5,658	5,482	4,496	10,464

Loans	1,842,138	1,850,454	1,875,235	1,821,430	1,798,234
Allowance for loan losses	(25,392)	(25,303)	(25,107)	(25,197)	(25,151)
Net loans	1,816,746	1,825,151	1,850,128	1,796,233	1,773,083

Premises and equipment	77,281	75,473	73,088	70,873	69,443
Foreclosed assets held for sale, net	3,556	2,629	1,629	1,484	2,321
Interest receivable	19,696	21,345	25,699	21,868	21,312
Bank owned life insurance	38,400	38,039	37,632	36,881	36,498
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,180	3,382	3,583	3,786	3,993
Other assets	9,347	7,908	8,527	9,084	9,739

TOTAL ASSETS	$2,861,758	$2,692,447	$2,721,687	$2,660,418	$2,691,696

LIABILITIES
Non-interest bearing transaction accounts	$327,627	$310,181	$319,792	$308,047	$316,603
Interest bearing transaction accounts and savings deposits	901,852	761,233	730,533	763,017	753,110
Time deposits less than $100,000	618,173	659,181	680,288	686,456	686,650
Time deposits greater than $100,000	449,199	452,262	442,706	422,580	450,558
Total deposits	2,296,851	2,182,857	2,173,319	2,180,100	2,206,921
Federal funds purchased and securities sold under agreements to repurchase	113,891	128,806	106,984	97,947	108,661
Short-term debt	590	1,777	67,595	11,072	5,009
Long-term debt - parent company	-	-	-	2,000	2,000
Long-term FHLB debt - affiliate banks	108,809	51,355	48,725	49,669	50,652
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	29,898	24,316	26,533	25,395	25,353
TOTAL LIABILITIES	2,580,969	2,420,041	2,454,086	2,397,113	2,429,526

STOCKHOLDERS' EQUITY
Capital stock	139	139	139	141	141
Surplus	40,655	41,019	41,470	44,773	46,890
Undivided profits	234,515	229,520	225,972	220,981	216,483
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	5,480	1,728	20	(2,590)	(1,344)
TOTAL STOCKHOLDERS' EQUITY	280,789	272,406	267,601	263,305	262,170

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,861,758	$2,692,447	$2,721,687	$2,660,418	$2,691,696

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$70,105	$75,416	$72,325	$72,066	$75,172
Interest bearing balances due from banks	56,384	21,855	9,382	22,636	37,957
Federal funds sold	35,460	9,464	21,083	25,263	51,383
Cash and cash equivalents	161,949	106,735	102,790	119,965	164,512

Investment securities - held-to-maturity	184,062	180,631	179,616	180,486	179,479
Investment securities - available-for-sale	382,939	338,276	348,085	350,567	349,887
Mortgage loans held for sale	7,474	7,535	8,747	9,241	6,362
Assets held in trading accounts	5,731	5,588	4,930	4,567	4,746

Loans	1,841,762	1,856,973	1,849,091	1,802,917	1,782,125
Allowance for loan losses	(25,622)	(25,540)	(25,642)	(25,791)	(25,824)
Net loans	1,816,140	1,831,433	1,823,449	1,777,126	1,756,301

Premises and equipment	76,528	74,569	71,943	69,967	68,871
Foreclosed assets held for sale, net	2,659	2,086	1,877	1,934	2,121
Interest receivable	21,069	24,636	24,156	22,086	21,464
Bank owned life insurance	38,213	37,820	37,315	36,691	36,300
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,299	3,498	3,702	3,907	4,111
Other assets	7,273	7,238	9,374	9,063	9,292

TOTAL ASSETS	$2,767,941	$2,680,650	$2,676,589	$2,646,205	$2,664,051

LIABILITIES
Non-interest bearing transaction accounts	$308,715	$306,939	$305,453	$309,753	$306,020
Interest bearing transaction accounts and savings deposits	803,439	748,670	724,782	739,972	731,214
Time deposits less than $100,000	647,150	668,458	686,750	688,493	687,109
Time deposits greater than $100,000	452,872	443,790	437,217	435,405	451,004
Total deposits	2,212,176	2,167,857	2,154,202	2,173,623	2,175,347
Federal funds purchased and securities
sold under agreements to repurchase	126,459	121,792	113,060	99,808	118,011
Short-term debt	1,715	13,202	38,710	3,088	4,031
Long-term debt	123,221	81,146	80,123	82,177	82,185
Accrued interest and other liabilities	26,484	24,211	23,943	22,465	22,002
TOTAL LIABILITIES	2,490,055	2,408,208	2,410,038	2,381,161	2,401,576

TOTAL STOCKHOLDERS' EQUITY	277,886	272,442	266,551	265,044	262,475

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,767,941	$2,680,650	$2,676,589	$2,646,205	$2,664,051

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007
(in thousands, except per share data)
INTEREST INCOME
Loans	$33,106	$35,955	$36,604	$35,051	$34,095
Federal funds sold	256	116	302	331	670
Investment securities	6,569	5,990	6,046	5,889	5,721
Mortgage loans held for sale, net of unrealized gains (losses)	112	122	147	133	104
Assets held in trading accounts	1	(23)	71	35	18
Interest bearing balances due from banks	388	223	131	297	510
TOTAL INTEREST INCOME	40,432	42,383	43,301	41,736	41,118
INTEREST EXPENSE
Time deposits	11,922	12,918	13,307	13,144	13,015
Other deposits	3,266	3,257	3,328	3,324	3,179
Federal funds purchased and securities
sold under agreements to repurchase	921	1,317	1,404	1,228	1,425
Short-term debt	20	167	519	49	70
Long-term debt	1,511	1,203	1,173	1,198	1,198
TOTAL INTEREST EXPENSE	17,640	18,862	19,731	18,943	18,887
NET INTEREST INCOME	22,792	23,521	23,570	22,793	22,231
Provision for loan losses	1,467	1,749	850	831	751
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,325	21,772	22,720	21,962	21,480
NON-INTEREST INCOME
Trust income	1,648	1,580	1,528	1,474	1,637
Service charges on deposit accounts	3,434	3,882	3,759	3,656	3,497
Other service charges and fees	753	818	698	692	808
Income on sale of mortgage loans, net of commissions	721	644	715	727	679
Income on investment banking, net of commissions	449	230	90	153	150
Credit card fees	3,173	3,428	3,115	3,025	2,649
Premiums on sale of student loans	624	299	419	741	882
Bank owned life insurance income	361	403	367	359	364
Other income	3,829	557	682	510	788
TOTAL NON-INTEREST INCOME	14,992	11,841	11,373	11,337	11,454
NON-INTEREST EXPENSE
Salaries and employee benefits	14,208	13,458	13,778	13,903	13,725
Occupancy expense, net	1,810	1,729	1,671	1,624	1,650
Furniture and equipment expense	1,490	1,438	1,455	1,507	1,466
Loss on foreclosed assets	42	76	77	36	24
Deposit insurance	88	108	85	68	67
Other operating expenses	5,492	7,941	6,157	5,873	6,282
TOTAL NON-INTEREST EXPENSE	23,130	24,750	23,223	23,011	23,214
NET INCOME BEFORE INCOME TAXES	13,187	8,863	10,870	10,288	9,720
Provision for income taxes	4,371	2,671	3,370	3,257	3,083
NET INCOME	$8,816	$6,192	$7,500	$7,031	$6,637
BASIC EARNINGS PER SHARE	$0.63	$0.45	$0.53	$0.50	$0.47
DILUTED EARNINGS PER SHARE	$0.63	$0.44	$0.53	$0.49	$0.46

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007
(in thousands)
Tier 1 capital
Stockholders' equity	$280,789	$272,406	$267,601	$263,305	$262,170
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(63,536)	(63,706)	(63,924)	(64,144)	(64,367)
Unrealized loss (gain) on AFS securities	(5,480)	(1,728)	(20)	2,590	1,344

Total Tier 1 capital	241,773	236,972	233,657	231,751	229,147

Tier 2 capital
Qualifying unrealized gain on AFS securities	17	52	158	187	129
Qualifying allowance for loan losses	24,405	23,866	24,188	23,565	23,237

Total Tier 2 capital	24,422	23,918	24,346	23,752	23,366

Total risk-based capital	$266,195	$260,890	$258,003	$255,503	$252,513

Risk weighted assets	$1,949,862	$1,906,321	$1,932,608	$1,882,040	$1,855,511

Adjusted average assets for leverage ratio	$2,698,488	$2,615,915	$2,615,527	$2,584,670	$2,603,178

Ratios at end of quarter
Equity to assets	9.81%	10.12%	9.83%	9.90%	9.74%
Tangible equity to tangible assets	7.76%	7.93%	7.65%	7.66%	7.52%
Leverage ratio	8.96%	9.06%	8.93%	8.97%	8.80%
Tier 1 capital	12.40%	12.43%	12.09%	12.31%	12.35%
Total risk-based capital	13.65%	13.69%	13.35%	13.58%	13.61%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007
(in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$158,701	$166,044	$149,185	$140,327	$133,511
Student loans	84,884	76,277	78,377	68,477	84,358
Other consumer	135,247	137,624	140,771	139,908	141,212
Real Estate
Construction	257,635	260,924	259,705	265,705	276,582
Single-family residential	383,168	382,678	377,155	372,029	366,222
Other commercial	547,335	542,184	538,924	540,042	536,421
Unearned income	(1)	(2)	(2)	(3)	(3)
Commercial
Commercial	198,209	193,091	201,903	183,349	182,548
Agricultural	62,373	73,470	111,984	96,213	61,617
Financial institutions	4,503	7,440	5,905	5,351	5,080
Other	10,084	10,724	11,328	10,032	10,686

Total Loans	$1,842,138	$1,850,454	$1,875,235	$1,821,430	$1,798,234

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$1,500	$1,500	$1,500	$1,500	$-
U.S. Government agencies	24,000	37,000	43,000	44,000	54,998
Mortgage-backed securities	121	129	136	140	151
State and political subdivisions	154,166	149,262	133,196	130,846	124,415
Other securities	2,407	2,393	2,374	2,355	2,337
Total held-to-maturity	182,194	190,284	180,206	178,841	181,901
Available-for-Sale
U.S. Treasury	2,510	5,524	7,517	8,975	11,434
U.S. Government agencies	346,925	320,791	325,414	322,687	310,611
Mortgage-backed securities	2,961	2,757	2,769	2,793	2,948
State and political subdivisions	637	858	985	984	1,132
FHLB stock	6,468	5,913	7,554	5,206	5,090
Other securities	29,713	4,804	5,043	6,095	7,007
Total available-for-sale	389,214	340,647	349,282	346,740	338,222

Total investment securities	$571,408	$530,931	$529,488	$525,581	$520,123

Fair Value - HTM investment securities	$184,757	$191,738	$179,685	$175,870	$181,792

Investment Securities - QTD Average
Taxable securities	$414,718	$378,811	$394,878	$401,723	$406,342
Tax exempt securities	152,283	140,096	132,823	129,330	123,024

Total investment securities - QTD average	$567,001	$518,907	$527,701	$531,053	$529,366

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$25,303	$25,107	$25,197	$25,151	$25,385

Loans charged off
Credit cards	779	670	633	625	735
Other consumer	357	412	397	304	425
Real estate	477	669	499	453	295
Commercial	202	211	174	111	219
Total loans charged off	1,815	1,962	1,703	1,493	1,674

Recoveries of loans previously charged off
Credit cards	192	231	260	272	261
Other consumer	153	104	122	152	105
Real estate	79	38	207	241	162
Commercial	13	36	174	43	161
Total recoveries	437	409	763	708	689
Net loans charged off	1,378	1,553	940	785	985
Provision for loan losses	1,467	1,749	850	831	751
Balance, end of quarter	$25,392	$25,303	$25,107	$25,197	$25,151

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,735	$7,350	$6,949	$7,237	$5,561
Commercial	619	883	576	632	685
Consumer	1,590	1,676	1,540	1,652	1,492
Total nonaccrual loans	8,944	9,909	9,065	9,521	7,738
Loans past due 90 days or more	2,158	1,282	946	1,133	879
Total non-performing loans	11,102	11,191	10,011	10,654	8,617

Other non-performing assets
Foreclosed assets held for sale	3,556	2,629	1,629	1,484	2,321
Other non-performing assets	9	17	38	30	40
Total other non-performing assets	3,565	2,646	1,667	1,514	2,361

Total non-performing assets	$14,667	$13,837	$11,678	$12,168	$10,978

Ratios
Allowance for loan losses to total loans	1.38%	1.37%	1.34%	1.38%	1.40%
Allowance for loan losses to non-performing loans	228.72%	226.10%	250.79%	236.50%	291.88%
Allowance for loan losses to non-performing assets	173.12%	182.86%	214.99%	207.08%	229.10%
Non-performing assets ratio *	0.79%	0.75%	0.62%	0.67%	0.61%
Non-performing loans to total loans	0.60%	0.60%	0.53%	0.58%	0.48%
Non-performing assets to total assets	0.51%	0.51%	0.43%	0.46%	0.41%
Annualized net charge offs to total loans	0.30%	0.33%	0.20%	0.17%	0.22%
Annualized net charge offs to total loans (excluding credit cards)	0.19%	0.26%	0.13%	0.10%	0.13%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007

ASSETS

Earning Assets
Interest bearing balances due from banks	2.77%	4.05%	5.54%	5.26%	5.45%
Federal funds sold	2.90%	4.86%	5.68%	5.26%	5.29%
Investment securities	5.31%	5.22%	5.15%	5.04%	4.95%
Mortgage loans held for sale	6.03%	6.42%	6.67%	5.77%	6.63%
Assets held in trading accounts	0.07%	-1.63%	5.71%	3.07%	1.54%
Loans	7.24%	7.70%	7.87%	7.80%	7.76%
Total interest earning assets	6.63%	7.10%	7.24%	7.13%	7.05%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	1.63%	1.73%	1.82%	1.80%	1.76%
Time deposits	4.36%	4.61%	4.70%	4.69%	4.64%
Total interest bearing deposits	3.21%	3.45%	3.57%	3.54%	3.51%
Federal funds purchased and securities
sold under agreement to repurchase	2.93%	4.29%	4.93%	4.93%	4.90%
Short-term debt	4.69%	5.02%	5.32%	6.36%	7.04%
Long-term debt	4.93%	5.88%	5.81%	5.85%	5.91%
Total interest bearing liabilities	3.29%	3.60%	3.76%	3.71%	3.69%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.34%	3.49%	3.48%	3.42%	3.36%
Net interest margin - quarter-to-date	3.80%	4.00%	4.01%	3.96%	3.88%
Net interest margin - year-to-date	3.80%	3.96%	3.95%	3.92%	3.88%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007
(in thousands, except per share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.63	$0.44	$0.53	$0.49	$0.46
Operating earnings (excludes nonrecurring items)	6,258	6,936	7,500	7,031	6,637
Diluted operating earnings per share	0.45	0.49	0.53	0.49	0.46
Cash dividends declared per common share	0.19	0.19	0.18	0.18	0.18
Cash dividends declared - amount	2,647	2,645	2,509	2,533	2,548
Return on average stockholders' equity	12.76%	9.02%	11.16%	10.64%	10.25%
Return on average stockholders' equity *	9.06%	10.10%	11.16%	10.64%	10.25%
Return on tangible equity	16.81%	12.25%	14.96%	14.32%	13.88%
Return on tangible equity *	12.00%	13.45%	14.96%	14.17%	13.57%
Return on average assets	1.28%	0.92%	1.11%	1.07%	1.01%
Return on average assets *	0.91%	1.03%	1.11%	1.07%	1.01%
Net interest margin (FTE)	3.80%	4.00%	4.01%	3.96%	3.88%
FTE Adjustment - investments	916	842	802	785	741
FTE Adjustment - loans	61	67	69	72	85
Amortization of intangibles	202	202	203	207	207
Amortization of intangibles, net of taxes	127	127	128	130	130
Average shares outstanding	13,929,980	13,924,592	13,976,706	14,099,105	14,177,615
Shares repurchased	23,480	25,895	134,253	90,900	69,678
Average price of repurchased shares	26.65	26.38	25.43	27.38	28.62
Average earning assets	2,513,812	2,420,322	2,420,934	2,395,677	2,411,939
Average interest bearing liabilities	2,154,856	2,077,058	2,080,642	2,048,943	2,073,554

YEAR-TO-DATE
Diluted earnings per share	$0.63	$1.92	$1.48	$0.95	$0.46
Operating earnings (excludes nonrecurring items)	6,258	28,104	21,168	13,668	6,637
Diluted operating earnings per share	0.45	1.97	1.48	0.95	0.46
Cash dividends declared per common share	0.19	0.73	0.54	0.36	0.18
Return on average stockholders' equity	12.76%	10.26%	10.69%	10.45%	10.25%
Return on average stockholders' equity *	9.06%	10.54%	10.69%	10.45%	10.25%
Return on tangible equity	16.81%	13.78%	14.40%	14.10%	13.88%
Return on tangible equity *	12.00%	14.15%	14.40%	14.10%	13.88%
Return on average assets	1.28%	1.03%	1.06%	1.04%	1.01%
Return on average assets *	0.91%	1.05%	1.06%	1.04%	1.01%
Net interest margin (FTE)	3.80%	3.96%	3.95%	3.92%	3.88%
FTE Adjustment - investments	916	3,170	2,328	1,526	741
FTE Adjustment - loans	61	293	226	157	85
Amortization of intangibles	202	819	617	414	207
Amortization of intangibles, net of taxes	127	515	388	260	130
Average shares outstanding	13,929,980	14,043,626	14,083,739	14,138,143	14,177,615
Average diluted shares outstanding	14,069,322	14,241,182	14,283,674	14,352,531	14,395,153
Average earning assets	2,513,812	2,412,218	2,409,516	2,403,809	2,411,939
Average interest bearing liabilities	2,154,856	2,070,049	2,067,711	2,061,248	2,073,554

END OF PERIOD
Book value per share	$20.14	$19.57	$19.20	$18.73	$18.54
Tangible book value per share	15.56	14.97	14.60	14.15	13.97
Shares outstanding	13,941,849	13,918,368	13,934,509	14,059,631	14,139,631
Full-time equivalent employees	1,121	1,128	1,131	1,112	1,110
Total number of ATM's	92	90	89	87	88
Total number of financial centers	85	84	83	82	82
Parent company only - investment in subsidiaries	290,465	288,744	285,340	280,455	279,370
Parent company only - intangible assets	133	133	133	133	133

* Based on operating earnings (excludes nonrecurring items)

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Operating Earnings
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2008	2007	2007	2007	2007
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$8,816	$6,192	$7,500	$7,031	$6,637
Nonrecurring items
Mandatory stock redemption gain (Visa)	(2,973)	-	-	-	-
Litigation liability (Visa)	(1,220)	1,220	-	-	-
Tax effect (39%)	1,635	(476)	-	-	-
Net nonrecurring items	(2,558)	744	-	-	-
Operating income	$6,258	$6,936	$7,500	$7,031	$6,637

Diluted earnings per share	$0.63	$0.44	$0.53	$0.49	$0.46
Nonrecurring items
Mandatory stock redemption gain (Visa)	(0.21)	-	-	-	-
Litigation liability (Visa)	(0.09)	0.09	-	-	-
Tax effect (39%)	0.12	(0.04)	-	-	-
Net nonrecurring items	(0.18)	0.05	-	-	-
Diluted operating earnings per share	$0.45	$0.49	$0.53	$0.49	$0.46

YEAR-TO-DATE
Net Income	$8,816	$27,360	$21,168	$13,668	$6,637
Nonrecurring items
Mandatory stock redemption gain (Visa)	(2,973)	-	-	-	-
Litigation liability (Visa)	(1,220)	1,220	-	-	-
Tax effect (39%)	1,635	(476)	-	-	-
Net nonrecurring items	(2,558)	744	-	-	-
Operating income	$6,258	$28,104	$21,168	$13,668	$6,637

Diluted earnings per share	$0.63	$1.92	$1.48	$0.95	$0.46
Nonrecurring items
Mandatory stock redemption gain (Visa)	(0.21)	-	-	-	-
Litigation liability (Visa)	(0.09)	0.09	-	-	-
Tax effect (39%)	0.12	(0.04)	-	-	-
Net nonrecurring items	(0.18)	0.05	-	-	-
Diluted operating earnings per share	$0.45	$1.97	$1.48	$0.95	$0.46

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date:	April 17, 2008	/s/ Robert A. Fehlman
Robert A. Fehlman, Executive Vice President and Chief Financial Officer